American Century Government Income Trust

PROSPECTUS SUPPLEMENT

SHORT-TERM TREASURY FUND * INFLATION-ADJUSTED TREASURY FUND
LONG-TERM TREASURY FUND

Supplement dated August 10, 2001 * Prospectus dated August 1, 2001

SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees has requested that the following matters be submitted to shareholders of the funds for approval at a Special Meeting of Shareholders to be held on November 16, 2001.

The record date for the meeting is August 10, 2001. If you own shares of the funds as of the close of business on that date, you will be entitled to vote at the Special Meeting. Proxy materials containing more information about these proposals are expected to be sent to shareholders on or about August 22, 2001.
If approved by shareholders, the proposals will become effective on December 3,
2001.

Short-Term Treasury Fund

Shareholders of the Short-Term Treasury Fund ("Short-Term Treasury") will be asked to consider and act upon a proposal to transfer substantially all of the fund's assets and liabilities to the American Century Treasury Fund ("Treasury")
in exchange for shares of Treasury. Treasury has investment objectives and strategies that are substantially similar to the investment objectives and strategies of Short-Term Treasury. The total expense ratio of Treasury is expected to be identical to the total expense ratio of Short-Term Treasury.

If the proposal is approved by Short-Term Treasury shareholders, they will receive shares of Treasury on a tax-free  basis in exchange for their shares of
Short-Term Treasury. The value of a shareholder's account will not change as a result of the transaction.

Inflation-Adjusted Treasury Fund

Shareholders of the Inflation-Adjusted Treasury Fund ("Inflation-Adjusted
Treasury") will be asked to consider and act upon a proposal to approve a change in the investment objective of the fund.

Inflation-Adjusted Treasury's current investment objective is to seek total return and inflation protection consistent with an investment in U.S. Treasury inflation-adjusted securities. The proposed investment objective is to seek to provide inflation protection and income consistent with an investment in inflation-indexed securities. If the proposed change in investment objective is approved, the name of the fund will be changed to "Inflation-Adjusted Bond
Fund."

The proposed change to the investment objective will not substantially change the basic investment characteristics of the fund, but it may change the type of securities selected for its portfolio. The fund has primarily invested in securities that are issued by the U.S. Treasury and the U.S. government and its agencies and instrumentalities. If the proposal is approved, the fund will be permitted to invest an unlimited percentage of its assets in inflation-indexed securities issued by entities other than the U.S. Treasury or the U.S.
government and its agencies and instrumentalities. While the proposed change increases the potential credit risk associated with the fund, the fund will attempt to mitigate this additional risk by limiting its investments to issuers whose credit has been rated BBB or higher, or, if unrated, determined to be of equivalent credit quality by American Century Investment Management, Inc.

                                     (over)

Long-Term Treasury Fund

Shareholders of the Long-Term Treasury Fund ("Long-Term Treasury") will be asked to consider and act upon a proposal to approve a change in the investment objective of the fund.

Long-Term Treasury's current investment objective is to seek the highest level of current income that is exempt from state income tax. The proposed investment objective is to seek high current income. If the proposed change is approved, the name of the fund will be changed to "Government Bond Fund."

Long-Term Treasury currently invests in U.S. Treasury securities guaranteed by the direct full faith and credit pledge of the U.S. government. In addition, the fund may invest up to 35% of its assets in securities issued by the U.S.
government and its agencies and instrumentalities other than the U.S. Treasury.
If the proposal is approved, the fund will be permitted to invest an unlimited percentage of its assets in securities issued by the U.S. government and its agencies and instrumentalities other than the U.S. Treasury, including mortgage-backed securities. The U.S. government provides varying levels of financial support to these agencies and instrumentalities.

The most significant additional risk associated with the proposal is prepayment risk. Under the proposal, the fund may invest a greater percentage of its assets in mortgage-backed securities. When homeowners refinance their mortgages to take advantage of declining interest rates, their existing mortgages are prepaid. The mortgages, which back the securities purchased by the fund, may be prepaid in this fashion. When this happens, the fund will be required to purchase new securities at current market rates, which will usually be lower. Because of this prepayment risk, the fund may benefit less from declining interest rates than under the fund's current investment objective.

SH-SPL-26623   0108